Exhibit 10.5

AMENDMENT NUMBER ONE

TO THE INVESTORS’ RIGHTS AGREEMENT

This Amendment Number One (“Amendment”) to the Investors’ Rights Agreement dated as of December 29, 1999 (the “Agreement”) is made as of March 31, 2000 by and among ProFlowers, Inc., a Delaware corporation (the “Company”), Internet Floral Concepts, L.P. (the “Existing Investor”) and the individuals and entities listed on Schedule A attached hereto (the “New Investors”). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

RECITALS

A. The Company issued certain Convertible Promissory Notes (the “Notes”) to each of the New Investors pursuant to that certain Note and Warrant Purchase Agreement entered into among the Company, the New Investors and certain other investors as of October 16, 1999.

B. The New Investors elected to convert the principal and interest payable to them pursuant to each of their Notes into shares of the Company’s Series B Preferred Stock, and in connection therewith, the Company and the Existing Investor desire to add the New Investors as parties to the Agreement.

C. Section 3.7 of the Agreement provides that any term of the Agreement may be amended with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding.

In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. ADDITIONAL PARTIES TO THE AGREEMENT.

The New Investors shall be deemed to have entered into and become a party to the Agreement and shall each be deemed an “Investor” for all purposes under the Agreement and Schedule A attached thereto.

2. EFFECT OF AMENDMENT.

Except as amended and set forth above, the Agreement shall continue in full force and effect.

3. COUNTERPARTS.

This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

4. SEVERABILITY.

If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5. ENTIRE AGREEMENT.

This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

6. GOVERNING LAW.

This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:	PROFLOWERS, INC., a Delaware corporation

	By:	/s/ William Strauss
William Strauss
Chief Executive Officer

EXISTING INVESTOR:	INTERNET FLORAL CONCEPTS, L.P.

	By:	JPS International, LLC
	Its:	General Partner

	By:	/s/ Jared P. Schutz
Jared P. Schutz
Managing Member

Address:	1920 13th Street, Suite A
Boulder, CO 80302

NEW INVESTORS:	BROADVIEW SLP

	By:	/s/ David Elias
David Elias

Its:

Address:	One Bridge Plaza, 5th Floor
Fort Lee, NJ 07024-7502

JOEL THOMAS CITRON

/s/ Joel Citron
Joel Thomas Citron

Address:	660 Madison Avenue, 22nd Floor
New York, NY 10021

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE

TO THE INVESTORS’ RIGHTS AGREEMENT]

KEVIN FANG

/s/ Kevin Fang
Kevin Fang

Address:		9 Davis Drive
Armonk, NY 10504

GILBERT FAMILY TRUST

/s/ Leon Gilbert
By: Lon R. Gilbert
Trustee

Address:		13542 Jadestone Way
San Diego, CA 92130

I-HATCH AFFILIATES, L.P.

	By:	i-hatch Ventures, LLC

	By:	/s/ Andrew Sutton
Andrew Sutton
Chief Financial Officer

Address:		200 Park Avenue, 17th Floor
New York, NY 10166

JOHN S. SOTTOSANTI, JR. AND MARGARET A. SOTTOSANTI REVOCABLE TRUST NO. ONE DATED AUGUST 30, 1982, AND AMENDED JULY 31, 1995

	By:	/s/ John S. Sottosanti, Jr.
John S. Sottosanti, Jr.
Trustee

Address:		9678 Claiborne Square
La Jolla, CA 92037

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE

TO THE INVESTORS’ RIGHTS AGREEMENT]

KRG PF, LLC

/s/
	By:	Arcata Land Company, LLC
	Its:	Manager

	By:	Lane De Vries
	Its:	Manager

Address:	3160 Upper Bay Road
Arcata, CA 95521

ARTHUR B. LAFFER

/s/ Arthur Laffer
Arthur B. Laffer

Address:	5405 Morehouse Drive, Suite 340
San Diego, CA 92121

MARTIN LEVY

/s/ Martin Levy
Martin Levy

Address:	11620 Wilshire Boulevard, #1000
Los Angeles, CA 90025

ALAN REICH

/s/ Alan Reich
Alan Reich

Address:	111 East Wacker Drive, Suite 2800
Chicago, IL 60602

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE

TO THE INVESTORS’ RIGHTS AGREEMENT]

ROBERT REICH

/s/ Robert Reich
Robert Reich

Address:	1701 Golf Road
Rolling Meadows, IL 60006

FAYE H. RUSSELL TRUST U/A DATED 7/1/88

/s/ Faye H. Russell, Ttee
Faye H. Russell, ttee

Address:	12390 El Camino Real
San Diego, CA 92130-2081

JARED P. SCHUTZ

/s/ Jared P. Schutz
Jared P. Schutz

Address:	1920 13th Street, Suite A
Boulder, CO 80302

HENRY STRAUSS

/s/ Henry Strauss
Henry Strauss

Address:	12 Howard Avenue
Tappan, NY 10983

JEFFREY STRAUSS

/s/ Jeffrey Strauss
Jeffrey Strauss

Address:	514 Via de La Valle
Solana Beach, CA 90275

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE

TO THE INVESTORS’ RIGHTS AGREEMENT]

WERNER STRAUSS

/s/ Werner Strauss
Werner Strauss

Address:		126 Tall Oaks Drive
Wayne, NJ 07470

TEDDY STRUHL

/s/ Teddy Struhl Teddy Struhl

Address:		323 West 89th Street, #1B
New York, NY 10024

TELESOFT PARTNERS, L.P.

	By:	/s/ Arjun Gupta
Arjun Gupta
Executive Manager of the General Partner

Address:		1450 Fashion Island Boulevard, Suite 610
San Mateo, CA 94404

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE

TO THE INVESTORS’ RIGHTS AGREEMENT]

WERNER STRAUSS

Werner Strauss

Address:		126 Tall Oaks Drive
Wayne, NJ 07470

TEDDY STRUHL

Teddy Struhl

Address:		323 West 89th Street, #1B
New York, NY 10024

TELESOFT PARTNERS, L.P.

	By:	/s/ Arjun Gupta
Arjun Gupta
Executive Manager of the General Partner

Address:		1450 Fashion Island Boulevard, Suite 610
San Mateo, CA 94404

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE

TO THE INVESTORS’ RIGHTS AGREEMENT]

Schedule A

NEW INVESTORS

Broadview SLP

Joel Thomas Citron

Kevin Fang

Gilbert Family Trust

I-Hatch Affiliates, L.P.

John S. Sottosanti, Jr. and Margaret A.

Sottosanti Revocable Trust No. One

Dated August 30, 1982, and Amended

July 31, 1995

KRG PF, LLC

Arthur B. Laffer

Martin Levy

Alan Reich

Robert Reich

Faye H. Russell

Jared P. Schutz

Henry Strauss

Jeffrey Strauss

Werner Strauss

Teddy Struhl

Telesoft Partners, L.P.